grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS J.P. Morgan Annual Global High Yield & Leveraged Finance Conference February 29, 2012 Exhibit 99.1

grow. collaborate. innovate. thrive.
©2012 Endo Pharmaceuticals, Inc.

FORWARD LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,”
“intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk
Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS I. Our Diversified Business II. Growth Drivers III. Commitment to Innovation IV. 2012 Financial Guidance V. Summary 3

4 ©2012 Endo Pharmaceuticals, Inc. FUTURE VALUE CREATION OPPORTUNITIES grow. collaborate. innovate. thrive.

grow. collaborate. innovate. thrive.
SOLID TRACK RECORD OF SALES GROWTH
ENDO EXPECTS TO REPORT MORE THAN $3 BILLION IN 2012 SALES

Sustaining our Growth
($MM)
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©2012 Endo Pharmaceuticals, Inc.

grow. collaborate. innovate. thrive. STRONG CASH FLOW GENERATION 6 ©2012 Endo Pharmaceuticals, Inc.

grow. collaborate. innovate. thrive.

DIVERSIFIED HEALTHCARE SOLUTIONS COMPANY
Endo - 2011
Endo - 2008
*Pro forma - TTM as of 12/31/2011. Includes full year of AMS.
**The services segment does not include the pro forma impact of pre-acquisition revenues from the recently acquired electronic medical records providers, Intuitive Medical Software (IMS) and meridian EMR, Inc. .
©2012 Endo Pharmaceuticals, Inc.
7%
Revenue Mix
Branded Pharmaceuticals
Generics
93%
56%
19%
18%
7%
Revenue Mix*
Branded Pharmaceuticals
Generics
Devices
Services**

grow. collaborate. innovate. thrive.
©2011 Endo Pharmaceuticals Inc.
•
Virtual Research
•
Channels within Pelvic Health and Pain
•
Diverse set of Therapeutic Opportunities:
Pain
Prostate Cancer
Bladder Cancer
Hormone Replacement
Sexual function
Incontinence
Malignant Disease
PARTNERSHIPS :
A KEY TO FUTURE VALUE CREATION

grow. collaborate. innovate. thrive.
COMMITMENT TO INNOVATION

Branded Pharmaceuticals Medical Devices Generic Pharmaceuticals
Generic Development
Supplements strong
commercial base growth
•
Continually enhancing
existing products
•
Recent advances:
GreenLight™ XPS Laser
Console
MoXy™ Laser Fiber
AdVance™ XP (OUS)
•
Developing treatments in
new areas
Topas™ sling
Cryotherapy
•
Exploring new emerging
technologies
•
Key Therapeutic Areas
•
Pain
•
Oncology
•
Endocrinology
•
Semi-Virtual R&D Model
•
Global Partnerships
•
Discovery
•
Early Development
•
Development Pipeline
©2012 Endo Pharmaceuticals, Inc.
AVEED™ (NDA)
Long Acting Injectable Testosterone
BEMA® Buprenorphine
(Ph. III)
Urocidin™ (Ph. III)
Pain
Bladder Cancer
(Ph. I)
Androgen Receptor Antagonist
Castration Resistant Prostate Cancer
ANDA
Filings
~50 Current
ANDA Reviews
ANDA
Approvals

grow. collaborate. innovate. thrive.

NEW PHASE III BEMA Buprenorphine
Complements pain therapeutics portfolio
Draws upon existing expertise in the development and
commercialization of opioids
Key Financial Terms:
$30 million upfront payment to BDSI
$150 million in potential milestone payments
Contingent on IP, Clinical and Regulatory events and
designated sales levels
Tiered royalties on net sales in the U.S.
©2012 Endo Pharmaceuticals, Inc.

grow. collaborate. innovate. thrive.
©2012 Endo Pharmaceuticals, Inc.

2012 ENDO GUIDANCE
Guidance
Revenue range $3.15B - $3.30B
Adjusted diluted EPS range $5.00 - $5.20
Reported (GAAP) diluted EPS range $2.60 - $2.80

grow. collaborate. innovate. thrive.
2011 KEY ACHIEVEMENTS
New formulation of Opana® ER approved
Built a diversification-driven business model
Execution of Generics strategy through Qualitest
Expansion of therapeutic device offerings for Urologists with AMS
Create customer-centric opportunities
Endo’s Urology business: Diagnostics, Devices, Services, Pharmaceuticals and Data
Launched Pilot programs in Urology
AMS Men’s Health and Fortesta® Gel
Endocare® cryoablation and AMS GreenLight    laser
Continued growth in Branded Pharmaceuticals

©2012 Endo Pharmaceuticals, Inc.
TM

grow. collaborate. innovate. thrive.
©2012 Endo Pharmaceuticals, Inc.
2012 VALUE CREATION OPPORTUNITIES
Successfully launch new formulation of Opana® ER
Support the future growth of Qualitest
Invest capital to capture growing demand for products
Exceed cost synergies assumed at time of Qualitest acquisition
Invest in AMS to accelerate growth
AMS/Endo pilot program updates in first half 2012
Invest in R&D to accelerate advance of new products to market
Maximize operating cash flow to pay down debt
Expect ~$500M of cumulative debt repayments to be completed by end of
Q1 2012 on our existing Term Loan indebtedness

grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS

grow. collaborate. innovate. thrive.
15 15
RECONCILIATION OF NON-GAAP MEASURES

For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year Ending December 31, 2012
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $2.60 $2.80
Upfront and milestone-related payments to partners
$0.76 $0.76
Amortization of commercial intangible assets and inventory step-up
$1.89 $1.89
Acquisition and integration costs related to recent acquisitions.
$0.10 $0.10
Interest expense adjustment for ASC 470-20 and other treasury items
$0.21 $0.21
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($0.56) ($0.56)
Diluted adjusted income per common share guidance
$5.00 $5.20
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of February 29, 2012
©2012 Endo Pharmaceuticals, Inc.

grow. collaborate. innovate. thrive. ENDO PHARMACEUTICALS J.P. Morgan Annual Global High Yield & Leveraged Finance Conference February 29, 2012